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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

  [X]

Preliminary Proxy Statement

  [  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [  ]

Definitive Proxy Statement

Viropro, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

  [X]

No fee required

  [  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies: None

2)

Aggregate number of securities to which transaction applies: None

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -$0- no fee is payable pursuant to Rule 0-11(c) (ii)

4)

Proposed maximum aggregate value of transaction: n/a

5)

Total fee paid: $-0-

  [  ]

Fee paid previously with preliminary materials.

  [  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

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Amount Previously Paid: n/a

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Date Filed: n/a

SEC 1913  (04-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

VIROPRO, INC.

8515 Place Devonshire Suite 207,

Montreal Quebec H4P 2K1 Canada.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 25, 2006.

Dear Stockholders:

You are cordially invited to attend a special meeting of stockholders on October 25, 2006, at 9:00 a.m. local time at our principal executive offices, located at 8515 Place Devonshire Suite 207, Montreal Quebec H4P 2K1 Canada.

The purpose of this special meeting is to consider and vote on the following matters:

A proposal to amend our Restated Certificate of Incorporation to increase the authorized capital stock of Viropro, Inc. from 45,000,000 common shares to 100,000,000 shares which Certificate of Amendment was approved by the Board of Directors on August 29, 2006; and such other business as may properly come before the special meeting, or any adjournment thereof.

The Board of Directors has fixed the close of business on August 31, 2006 as the record time for determining which stockholders are entitled to notice of, and to vote at, this special meeting, or any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY LETTER AND RETURN IT TO US USING THE SELF ADDRESSED STAMPED ENVELOPE PROVIDED.

By Order of the Board of Directors,

Jean-Marie Dupuy, President & Chief Executive Officer

Montreal Quebec Canada

September 20, 2006.

TABLE OF CONTENTS

      Page

QUESTIONS AND ANSWERS ABOUT THE MEETING

4

SECURITY OWNERSHIP

7

PROPOSAL: APPROVING THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION  7

Introduction

7

  Description of the Common Stock

7

  Principal Reasons for Increasing the Number of Authorized Shares of Common Stock.

8

  Vote Required

8

  Recommendation of the Board of Directors

8

OTHER MATTERS

8

ANNUAL AND QUARTERLY REPORT

8

APPENDIX A – Proxy Letter

10

VIROPRO, INC.

8515 Place Devonshire Suite 207,

Montreal Quebec H4P 2K1 Canada.

This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors of proxies for use at our special meeting of stockholders scheduled for October 25, 2006, at the principal executive offices, located at 8515 Place Devonshire Suite 207, Montreal Quebec H4P 2K1 Canada at 9:00 AM local time, and any adjournment thereof.  This proxy statement and the accompanying proxy letter are first being mailed to stockholders on or about September 21, 2006.

Questions and Answers (Q & A) about the Special Meeting

Q: WHAT IS THE SPECIAL MEETING?

A:  The Purpose of the Special Meeting is to consider and vote upon the following matters:

A proposal to amend our Restated Certificate of Incorporation to increase the authorized capital stock of VIROPRO, INC. (the “Company”) from 45,000,000 to 100,000,000 common shares, which Certificate of Amendment was approved by the Board of Directors on August 29, 2006, and such other business as may properly come before the special meeting or any adjournment thereof.

Q:  WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY LETTER?

A:  You are receiving this proxy statement and the enclosed proxy letter because the Board of Directors is soliciting your proxy to vote your shares of common stock or preferred stock, as the case may be, at the special meeting. To assist you in your decision-making process, this proxy statement contains pertinent information about us, the special meeting and the proposal to be considered.

Q: WHEN AND WHERE WILL THE MEETING BE HELD?

A:  The special meeting of stockholders will be held at our principal executive offices, 8515 Place Devonshire Suite 207, Montreal Quebec H4P 2K1 Canada at 9:00 a.m. local time on October 25, 2006.

Q: WHO IS ENTITLED TO NOTICE OF AND TO VOTE AT THE SPECIAL MEETING?

A:  All stockholders of record at the close of business on August 31, 2006 are entitled to notice of, and to vote at, the special meeting. Each share of our common stock entitled its holder to one vote on each matter properly submitted to stockholders. On the record date, there were 31,677,066 outstanding shares of our common stock, held by a total of approximately 489 stockholders.

Q: HOW DO I VOTE?

A:  By properly completing, signing and returning the enclosed proxy letter, your shares will be voted as directed. If no directions are specified on your properly signed and returned proxy letter, your shares will be voted for the proposal set forth below, and with regard to any additional matters that come before the special meeting, in the discretion of the persons named as proxies. If you are a registered stockholder, that is, if you hold your shares of stock in certificate form, and you attend the meeting, you may either mail in your completed proxy letter or deliver it to us in person. If you hold your shares of stock in "street name;" that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the special meeting, you will need to obtain a proxy letter from the institution holding your stock.

Q: CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

A:  Yes. There are procedures for telephonic or electronic voting. These procedures are included in the mailing to shareholders.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY LETTER?

A: It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy letters to ensure that all of your shares are voted.

Q:  CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY LETTER?

A:  Yes. Even after submitting your proxy letter, you can revoke it and/or change your vote prior to the special meeting. To revoke or change your vote prior to the special meeting, simply (i) file a written notice of revocation with our secretary, (ii) send us a duly executed proxy letter bearing a later date than the prior one submitted or (iii) attend the special meeting and vote in person.  Please note, however, that while the giving of a proxy does not affect your right to vote in person at the special meeting, attendance alone will not revoke a previously granted proxy.

Q:  WHAT IS A "QUORUM"?

A:  A quorum is the number of people required to be present before a meeting can conduct business. Pursuant to our Bylaws, the presence at the special meeting of at least a majority of the outstanding shares of our capital stock (31,677,066 shares) as of the record date, whether in person or by proxy, is necessary for there to be a "quorum." If you submit a properly executed proxy letter, even if you abstain from voting, you will be considered part of the quorum. Shares represented by broker "non-votes" will also be considered part of the quorum.

Q:  WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

A:  Approval of the proposal to amend our Restated Certificate of Incorporation to increase the authorized capital stock of the Company from 45,000,000 to 100,000,000 common shares as approved by the Board of Directors on August 29, 2006, requires the affirmative vote of a majority of the issued and outstanding shares of our common stock and preferred stock voting together as one class of capital stock.

Properly executed proxy letters marked "ABSTAIN" and broker "non-votes" will not be voted. Accordingly, abstentions and broker "non-votes" are tantamount to negative votes.

Q:  WHAT IS THE BOARD OF DIRECTORS' RECOMMENDATION?

A:  The Board of Directors recommends that you vote for the amendment to the Restated Certificate of Incorporation increasing the authorized capital stock from 45,000,000 shares to 100,000,000 common shares which Certificate of Amendment was approved by the Board of Directors on August 29, 2006.

Unless otherwise instructed, the shares of stock represented by your signed and returned proxy letter will be voted in accordance with the recommendations of the Board of Directors. With respect to other matters that may properly come before the special meeting, the proxy holder(s) will vote in accordance with the Board of Directors' recommendations or, if no recommendation is given, at their discretion.

Q:  WHO IS PAYING THE COST FOR THIS PROXY SOLICITATION AND HOW IS THE SOLICITATION PROCESS BEING CONDUCTED?

We will pay the costs associated with this proxy solicitation. We do not anticipate that such costs will exceed those normally associated with similar proxy solicitations. We will also, upon request, reimburse brokers, banks and similar organizations for reasonable out-of-pocket expenses incurred in forwarding these proxy materials to clients.

In addition to soliciting of proxies through the mail, our directors and employees may solicit proxies in person, by telephone or other electronic means. None of our directors or employees will receive additional compensation for any such efforts.

Q:  DO I HAVE DISSENTER'S RIGHTS?

A:  No. The action proposed to be taken at the special meeting does not entitle dissenting stockholders to any appraisal rights under the Nevada Revised Statutes.

Q:  HOW DO I OBTAIN MORE INFORMATION ABOUT THE COMPANY?

We file annual, quarterly and special reports and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any of these documents at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549.  Please call the SEC at (800)-SEC-0330 for further information.  Copies of this material may also be obtained from the SEC's web site at www.sec.gov, by contacting us at (514) 731-8776 or by writing to us at 8515 Place Devonshire Suite 207, Montreal Quebec H4P 2K1 Canada.  The Company’s web site is www.viropro.com.

Security Ownership of Certain Beneficial Owners & Management

The following table sets forth, as of August 21, 2006, information regarding the beneficial ownership of our common stock based upon the most recent information available to us for (i) each person known by us to own beneficially more than five (5%) percent of our outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group. Each stockholder's address is c/o the Company, 8515 Place Devonshire, Suite 207, Montreal, Quebec, H4P 2K1, Canada.

Name

Number of Shares

Percentage

Directly or indirectly Owned

Directly or indirectly Owned

-------------------------------

-----------------------------------

------------------------------------

Jean-Marie Dupuy (Dr).

1,714,000

5.4

Prosper Azoulay

   586,244

1.9

All Officers and Directors

as a Group

2,300,244

7.3

Immuno Japan Inc.

4,000,000

12.6

Trivor Investment & Management

Corporation & Affiliated

2,800,000

8.8

-------------------------------------------------------------

APPROVING THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION

Introduction

On August 29, 2006, the Board of Directors of the Company approved an amendment to our Restated Certificate of Incorporation increasing the authorized capital stock of the Company to 100,000,000.

The stockholders are being asked to approve this proposed amendment. The shares of the Company's common stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. If approved by the stockholders, Article 4 of the Company's Restated Certificate of Incorporation would be amended to provide as follows:

The amount of the total authorized capital stock of this corporation is 100,000,000 common shares, with a par value of $.001 per share. Such shares are nonassessable.

Description of the Common Stock, Warrants, Convertible Debentures and Convertible Notes

Except as to certain matters discussed below or as proscribed by applicable law, the holders of shares of the capital stock of the Company vote together as a single class. The holders of our capital stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

Description of the Common Stock

Prior to filing the proposed Certificate of Amendment which will increase our authorized capital stock to 100,000,000 shares if approved by the shareholders, we were authorized to issue up to 45,000,000 shares of capital stock, consisting of common stock.  As of August 31, 2006 there are 31,677,066 shares of common stock outstanding.

The holders of common stock: (i) have equal ratable rights to dividends from funds legally available if and when declared by our Board of Directors after all accrued but unpaid dividends have been paid to the holders of the outstanding capital stock ranking senior to the common stock as to dividends; (ii) are entitled to share ratably in all of our assets available for distribution to the holders of common stock upon liquidation, dissolution or winding up of our affairs; and (iii) do not have preemptive, subscription or conversion rights, and there are no redemption or sinking fund provisions or rights.

Principal Reasons for Increasing the Number of Authorized Shares of Common Stock

The Company does not have sufficient liquidity to finance its operations and has used its common stock to raise funds to pay for goods, services and to repay certain debts. The Board of Directors of the Company believes that it is advisable and in the best interests of the Company to have additional authorized but unissued shares of common stock available in an amount adequate to finance its future development programs as well as commercialization of such programs/products. The additional shares will be available for issuance from time to time for a stock split or dividend, raising capital through the sale of common stock, for the conversion of the actual debenture into common shares, for the exercise of warrants and attracting and retaining valuable employees by issuing stock options.

Vote Required

The affirmative vote of the holders of a majority of our outstanding capital stock is required to amend our Restated Certificate of Incorporation.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.

OTHER MATTERS

The Board of Directors does not know of any matter, other than the proposal described above that may be presented for action at the special meeting. If any other matter or proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter or proposal in accordance with their best judgment.

ANNUAL AND QUARTERLY REPORT

All stockholders of record as of the record date can access the Company's (i) Financial Statements and Plan of Operations as disclosed in the Annual Report on Form 10-KSB/A for the year ended November 30, 2005, and (ii) Quarterly Statements and Result of Operations as disclosed in the Report on Form 10-QSB/A for the quarter ended May 31st, 2006 at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549.  Please call the SEC at (800)-SEC-0330 for further information.

Copies of this material may also be obtained from the SEC's web site at www.sec.gov, by contacting us at (514) 731-8776 or by writing to us at 8515 Place Devonshire Suite 207, Montreal Quebec H4P 2K1 Canada.  The Company’s web site is www.viropro.com.

Appendix A

THIS PROXY IS SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS OF

VIROPRO, INC.

Proxy - Special Meeting of Stockholders

October 25, 2006.

The undersigned, a holder of common stock of VIROPRO, INC. , a Nevada corporation (the "Company"), does hereby appoint Jean-Marie Dupuy, the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock or preferred stock of the Company that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at 9:00 a.m., local time, October 25, 2006 at the principal executive offices of the Company, located at 8515 Place Devonshire Suite 207, Montreal Quebec H4P 2K1 Canada or at any adjournment or adjournments thereof.

This proxy will be voted in accordance with any directions given herein. Unless otherwise specified, this proxy when executed and returned to the Company will be voted to approve the proposed amendment to the restated certificate of incorporation.

1.

To approve the proposed amendment to the Restated Certificate of Incorporation to increase the authorized shares of capital stock of the Company from 45,000,000 to 100,000,000:

     FOR [___]        AGAINST [___]          ABSTAIN  [___]

NOTE: Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer.

Signature:___________________________        Date: _____________, 2006

Signature:___________________________        Date: _____________, 2006

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